Exhibit 99.1

Contact:

Patriot Investor Relations

ir@ptsc.com

760-547-2700 x-102

Patriot Scientific Corporation Files Quarterly Report and Provides Legal Update

CARLSBAD, Calif., April 14, 2015--(PR Newswire)-Patriot Scientific Corporation (OTCQB: PTSC) today announced it has filed its Report on Form 10-Q with the U.S. Securities and Exchange Commission for the quarterly period ended February 28, 2015. The Report can be found on the SEC’s website at http://www.sec.gov/cgi-bin/browse-edgar.

As disclosed in our quarterly filing, Agility IP Law, LLP, patent litigation counsel for the assertion of the Moore Microprocessor Patent (MMP) Portfolio™, has advised us that their firm is in the process of dissolution. As a result, Phoenix Digital Solutions, the joint-venture entity representing our interests in the MMP Portfolio, has hired the firm of Nelson Bumgardner, P.C. to take over as lead trial counsel in the current cases before the United States District Court for the Northern District of California in continuing to protect our intellectual property rights. “We are very pleased to represent PDS in the current actions and look forward to bringing about successful resolutions for all the MMP Portfolio’s stakeholders,” stated Barry Bumgardner.

As a reminder, the Annual Meeting of Stockholders of Patriot Scientific Corporation is scheduled for April 30, 2015, at 10:00 AM Pacific Time. The meeting will be conducted in a virtual format, with participation available via the Internet. Instructions for attending the meeting have been included in Patriot’s proxy materials distributed to all stockholders of record as of the close of business on March 6, 2015.

A unique control number provided in the proxy materials will allow stockholders access to the virtual meeting on April 30, 2015. We encourage stockholders to visit www.proxyvote.com where shares can be voted and questions can be submitted via the Stockholder Forum.

We look forward to your participation.

About Patriot Scientific Corporation

Headquartered in Carlsbad, California, Patriot Scientific Corporation is the co-owner of the Moore Microprocessor Patent Portfolio™. For more information on PTSC, visit www.ptsc.com.

About the MMP Portfolio™

The MMP Portfolio includes US patents as well as their European and Japanese counterparts, which cover techniques that enable higher performance and lower cost designs essential to consumer and commercial digital systems ranging from PCs, cell phones and portable music players to communications infrastructure, medical equipment and automobiles.

Safe Harbor Statement: Statements herein which are not purely historical, including statements regarding Patriot Scientific Corporation's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risks and uncertainties relating to the future of our MMP joint-venture and the licensing and litigation strategies employed by the joint venture.  It is important to note that the company's actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with the effect of changing economic conditions, trends in the products markets, variations in the company's cash flow, market acceptance risks, patent litigation, technical development risks, and seasonality.  Our business could be affected by a number of other factors, including the risk factors listed from time to time in the company's SEC reports including, but not limited to, the quarterly report on Form 10-Q for the period ended February 28, 2015, and the annual report on Form 10-K for the year ended May 31, 2014. The company cautions investors not to place undue reliance on the forward-looking statements contained herein. Patriot Scientific Corporation disclaims any obligation, and does not undertake to update or revise any forward-looking statements made herein.